UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2013

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Depositor into the Issuer described herein)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuer)

Laws of the United States	333-170794-01 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 10, 2013, the Chase Credit Card Master Trust issued the $750,000,000 Class A Floating Rate Asset Backed Certificates, Series 2013-1 (the “Class A Certificates”), the $61,046,512 Class B Floating Rate Asset Backed Certificates, Series 2013-1 (the “Class B Certificates”), and the $61,046,512 Class C Floating Rate Asset Backed Certificates, Series 2013-1 (the “Class C Certificates” and, collectively with the Class A Certificates and the Class B Certificates, the “Certificates”). The Class A Certificates were sold to asset-backed commercial paper conduits in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Class B Certificates and Class C Certificates were retained by Chase Bank USA, National Association. Each Class of Certificates has a legal final maturity date of May 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Depositor, Transferor and Servicer of the Chase Credit Card Master Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: May 10, 2013